LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK


       Lincoln New York Separate Account T for Variable Annuity Contracts

                           SEI Select Variable Annuity


      Supplement dated March 25, 2003 to the Prospectus dated July 18, 2002


     The Lincoln National Life Insurance Company has been notified by SEI Insurance Products Trust that the SEI VP International Fixed Income Fund ("International Fund") will be liquidated on April 30, 2003.

     You may transfer the portion of your account value in the International Fund to any of the other investment options under your contract. Transfers out of the International Fund will not be counted against the number of free transfers available in a contract year.

     On April 28, 2003, any money remaining in the International Fund will be transferred to the SEI VP Prime Obligation Fund. This transfer does not count against the number of free transfers available in a contract year.

     Please refer to your prospectus for a description of the other available investment options.

As of February 28, 2003, these contracts are not open to new sales.


                Please keep this Supplement for future reference.